UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 16, 2026 (March 16, 2026)

 SIRIUSPOINT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1599372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point Building
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 16, 2026, SiriusPoint Ltd. (“Company”) announced changes to its business structure under which it will now operate through four business areas, including three globally focused areas: Global Property & Casualty Programs, Global Reinsurance, Global Accident & Health, and a London Market Specialty division, which includes Lloyd’s. As part of these business structure changes, Mr. Rob Gibbs, President & Chief Executive Officer of SiriusPoint International, will be leaving the Company.

The Company and Mr. Gibbs are in the process of finalizing the separation date and a mutual separation agreement that will implement an orderly transition of his responsibilities, as well as confirm the severance benefits and post-termination obligations pursuant to the Company’s Executive Severance Plan, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 5, 2025. Once the separation date is determined, the Company will disclose such date in a Current Report on Form 8-K

Item 7.01	Regulation FD Disclosure

On March 16, 2026, the Company issued a press release, attached hereto as Exhibit 99.1, announcing changes to its business structure and the departure of Mr. Rob Gibbs, President & Chief Executive Officer of SiriusPoint International.

The information contained in this Item 7.01, including Exhibit 99.1, are being furnished pursuant to this Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated as of March 16, 2026, issued by SiriusPoint Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2026	/s/ Linda S. Lin
	Name:	Linda S. Lin
	Title:	Chief Legal Officer & Corporate Secretary